No. ______	Incorporated under the Laws of the State of Delaware	_________ SHARES

IMAC HOLDINGS, INC.

AUTHORIZED CAPITAL, 30,000,000 SHARES COMMON STOCK, PAR VALUE $0.001 PER SHARE

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ___________________________________________________________________ IS THE OWNER OF

_______________________________________________________________________________ fully-paid and non-assessable Shares of the above Corporation, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated: ____________________

____________, President	_____________, Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	as tenants in common	Unif Gift Min Act -	________ Custodian __________ (Minor)
TEN ENT	tenants by the entireties		Under Uniform Gifts to Minors Act: _______ (State)
JT TEN	as joint tenants with right of survivorship and not as tenants in common	Unif Trf Min Act -	________ Custodian __________ (Minor) Under _______ (State) Uniform Transfers to Minors Act

For value received, the undersigned hereby sells, assigns and transfers unto

_______________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
as joint tenants with right of survivorship and not as tenants in common

Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints _____________________________ Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________	By: _________________________________________

In presence of
By: _______________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.